EXHIBIT 99.1

SENSIVIDA MEDICAL SYSTEMS, INC.

(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

SENSIVIDA MEDICAL SYSTEMS, INC. (A DEVELOPMENT STAGE COMPANY) FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007 CONTENTS

PAGE
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

BALANCE SHEETS	2

STATEMENTS OF OPERATIONS	3

STATEMENT OF STOCKHOLDERS' DEFICIT	4

STATEMENTS OF CASH FLOWS	5

NOTES TO FINANCIAL STATEMENTS	6-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
SensiVida Medical Systems, Inc.
(A Development Stage Company)
Geneseo, New York

We have audited the accompanying balance sheets of SensiVida Medical Systems, Inc. (a development stage company) as of December 31, 2008 and 2007, and the related statements of operations, stockholders’ deficit and cash flows for the years then ended, and for the period October 26, 2005 (date of inception) to December 31, 2008.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SensiVida Medical Systems, Inc. (a development stage company) as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the years then ended and for the period October 26, 2005 (date of inception) to December 31, 2008, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company’s losses from development stage activities raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ MORISON COGEN LLP
Bala Cynwyd, Pennsylvania

May 15, 2009

SENSIVIDA MEDICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS
DECEMBER 31, 2008 AND 2007

ASSETS
	2008	2007
CURRENT ASSETS
Cash	$115	$898

TOTAL ASSETS	$115	$898

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accrued Expenses	$2,459	$1,506
Loan Payable - Officer	5,523	1,788
Convertible Note Payable	49,829	45,434
TOTAL CURRENT LIABILITIES	57,811	48,728

STOCKHOLDERS' DEFICIT
Preferred Stock - .001 par value, 500,000 shares authorized, -0- shares
issued and outstanding at December 31, 2008 and 2007	-	-

Common Stock - .001 par value,

Class A - 200,000 shares authorized, 88,000 and -0- shares issued
and outstanding at December 31, 2008 and 2007, respectively	88	-

Class B - 100,000 shares authorized, -0- shares issued and
outstanding at December 31, 2008 and 2007	-	-

Common Stock - Class A to be issued	-	88

Stockholders' Receivable	(75)	(75)

DEFICIT ACCUMULATED DURING DEVELOPMENT STAGE	(57,709)	(47,843)

TOTAL STOCKHOLDERS' DEFICIT	$(57,696)	$(47,830)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$115	$898

The accompanying notes are an integral part of these financial statements.

SENSIVIDA MEDICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
AND FOR THE PERIOD OCTOBER 26, 2005 (DATE OF INCEPTION) TO DECEMBER 31, 2008

	Cumulative Since Inception	2008	2007
OPERATING EXPENSES
Patent Fees	$7,978	$7,978	$-
Professional Fees	800	800	-
Laboratory Supplies	1,700	-	1,700
Advertising	230	200	30
Entertainment	268	54	214
Travel	906	361	545
Research Consultants	13,900	-	1,400
Internet Web Page	28	-	28
Legal Fees	11,578	3,971	2,723
Administrative Services	641	-	332
Bank Service Charge	258	164	94
Business Development	21,000	-	-
Credit Card Charges	89	-	89
Franchise Tax	874	385	489
Interest Expense	2,459	953	862
Total Operating Expenses	62,709	14,866	8,506

LOSS BEFORE OTHER INCOME	(62,709)	(14,866)	(8,506)

OTHER INCOME	5,000	5,000	-

LOSS BEFORE PROVISION FOR TAXES	(57,709)	(9,866)	(8,506)

PROVISION FOR TAXES	-	-	-

NET LOSS	$(57,709)	$(9,866)	$(8,506)

The accompanying notes are an integral part of these financial statements.

SENSIVIDA MEDICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS’ DEFICIT
FOR THE PERIOD OCTOBER 26, 2005 (DATE OF INCEPTION) TO DECEMBER 31, 2008

										Deficit
							Common Stock Class A			Accumulated
	Preferred Stock		Common Stock Class A		Common Stock Class B		to be issued			During the
	Shares		Shares		Shares		Number		Stockholders	Development
	Issued	Amount	Issued	Amount	Issued	Amount	of Shares	Amount	Receivable	Stage	Total

Common stock to be issued to
to founders	-	$-	-	$-	-	$-	75,000	$75	$(75)	$-	$-

Net loss	-	-	-	-	-	-	-	-	-	(21,538)	(21,538)

Balance, December 31, 2005	-	-	-	-	-	-	75,000	75	(75)	(21,538)	(21,538)

Net loss	-	-	-	-	-	-	-	-	-	(17,799)	(17,799)

Balance, December 31, 2006	-	-	-	-	-	-	75,000	75	(75)	(39,337)	(39,337)

Common stock to be issued
for services	-	-	-	-	-	-	13,000	13	-	-	13

Net loss	-	-	-	-	-	-	-	-	-	(8,506)	(8,506)

Balance, December 31, 2007	-	-	-	-	-	-	88,000	88	(75)	(47,843)	(47,830)

Issuance of Common Stock
Class A	-	-	88,000	88	-	-	(88,000)	(88)	-	-	-

Net Loss	-	-	-	-	-	-	-	-	-	(9,866)	(9,866)

Balance, December 31, 2008	-	$-	88,000	$88	-	$-	-	$-	$(75)	$(57,709)	$(57,696)

The accompanying notes are an integral part of these financial statements.

SENSIVIDA MEDICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
AND FOR THE PERIOD OCTOBER 26, 2005 (DATE OF INCEPTION) TO DECEMBER 31, 2008

	Cumulative Since Inception	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(57,709)	$(9,866)	$(8,506)
Adjustments for Items Not Requiring Cash Outlay:
Common Stock to be issued for Services	13	-	13
Changes in Assets and Liabilities:
Increase (Decrease) in Accrued Expenses	2,459	953	(1,613)
Net Cash Flows Used for Operating Activities	(55,237)	(8,913)	(10,106)

CASH FLOWS FROM FINANCING ACTIVITIES
Advances of Officers' Loans	5,523	3,735	1,688
Proceeds from Convertible Note Payable	49,829	4,395	6,716
Net Cash Flows Provided by Financing
Activities	55,352	8,130	8,404

INCREASE (DECREASE) IN CASH	115	(783)	(1,702)

CASH
Beginning of Period	-	898	2,600
Ending of Period	$115	$115	898

SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTING
AND FINANCING ACTIVITIES
Stockholders' Receivable	$75	$-	$-

The accompanying notes are an integral part of these financial statements.

SENSIVIDA MEDICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

NOTE 1         BASIS OF PRESENTATION

Organization

The Company was incorporated under the laws of the State of Delaware in 2005.

Nature of Business

The Company is engaged in the development of minimally invasive diagnostic devices.  The Company’s technology focuses the automation of analysis and data acquisition for allergy testing, glucose monitoring, blood coagulation testing, Tuberculosis testing, and cholesterol monitoring.

Development Stage Activities

The Company is a development stage enterprise engaged in the development of minimally invasive diagnostic devices.  The financial statements are presented in accordance with Statement of Financial Accounting Standard (“SFAS”) No. 7, “Accounting and Reporting by Development Stage Enterprises”.

Management’s Plan

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business.  The financial statements do not include any adjustments that might result from this uncertainty.

The Company is in the development stage at December 31, 2008.  The Company has accumulated a deficit of $57,709 and has not generated any revenues since inception.  This raises substantial doubt about the Company’s ability to continue as a going concern  The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its products.  Management has plans to seek additional capital through a private placement or a public offering of its common stock.  However, there can be no assurances that the Company will be able to secure additional equity investment.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence

NOTE 2         SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

SENSIVIDA MEDICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

NOTE 2         SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes, which requires an asset and liability approach to financial accounting and reporting for income taxes.  Deferred income tax assets and liabilities are computed annually for temporary differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.  Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Research and Development

Research and development costs are charged to operations when incurred.  The amounts charged to expense were $-0- and $3,100 in 2008 and 2007, respectively.

Concentration of Credit Risk Involving Cash

The Company did not have deposits with financial institutions which exceed Federal Deposit Insurance limits of $250,000 during the year.

Recently Issued Accounting Pronouncements

FIN 48 - Accounting for Uncertainty in Income Taxes

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes.  FIN 48 prescribes detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in an enterprise’s financial statements in accordance with FASB No. 109, Accounting for Income Taxes (“SFAS No. 109”).  Tax positions must meet a more likely than not recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods.  FSP FIN 48-3 issued in December 2008 deferred the effective date for nonpublic enterprises to annual financial statements for fiscal years beginning after December 15, 2008.  However, a nonpublic enterprise that elects to defer the application of Interpretation 48 in accordance with this FSP shall explicitly disclose that fact and shall disclose its accounting policy for evaluating uncertain tax positions for each set of financial statements where the deferral applies.

The Company has elected to defer the application of Interpretation 48.  The Company’s current policy for accounting for uncertain tax positions is governed by SFAS No. 5, Accounting for Contingencies.

SFAS No. 157 - Fair Value Measurements

In September 2006, FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements.  The changes to current practice resulting from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  SFAS No. 157 is effective for fiscal years beginning after November 15, 2007.  In February 2008, the FASB issued FSP No. 157-2, Effective Date of FASB Statement No. 157, which provides a one-year deferral of the effective date of SFAS No. 157 for non-financial assets and non-financial liabilities, expect those that are recognized or disclosed in the financials statements at fair value at least annually.  Therefore the Company has adopted the provisions of SFAS No. 157 with respect to its financial assets and liabilities only.  However, the Company does not anticipate that the full adoption of SFAS 157 will significantly impact their financial statements.

SENSIVIDA MEDICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

NOTE 2         SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SFAS No. 159 - The Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities.  This statement permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value.  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities.  This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007.  The Company adopted SFAS No. 159 on January 1, 2008, and did not elect the fair value option for any of its assets or liabilities.

SFAS No. 160 - Noncontrolling interest in Consolidated Financial Statements

On December 4, 2007, the FASB issued SFAS No. 160, Noncontrolling Interest in Consolidated Financial Statements (SFAS No. 160).  SFAS No. 160 requires all entities to report noncontrolling (minority) interests in subsidiaries as equity in the consolidated financial statements.  The statement establishes a single method of accounting for changes in a parent’s ownership interest in a subsidiary that do not result in deconsolidated and expands disclosures in the consolidated financial statements.  SFAS No. 160 is effective for fiscal years beginning after December 15, 2008 and interim periods within those fiscal years.  SFAS No. 160 is currently not applicable to the Company.

SFAS No. 141R - Business Combinations

In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations (“SFAS 141R”).  SFAS 141R establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree and the goodwill acquired.  SFAS 141R also establishes disclosure requirements to enable the evaluation of the nature and financial effects of the business combination.  This statement is effective for the Company beginning January 1, 2009 and will change the accounting for business combinations on a prospective basis.

SFAS No. 161 - Disclosures about Derivative Instruments and Hedging

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities, which is effective January 1, 2009.  SFAS 161 requires enhanced disclosures about derivative instruments and hedging activities to allow for a better understanding of their effects on an entity’s financial position, financial performance and cash flows.  Among other things, SFAS 161 requires disclosures of the fair values of derivative instruments and associated gains and losses in a tabular format.  SFAS 161 is not currently applicable to the Company since the Company does not have derivative instruments or hedging activity.

SFAS No. 162 - The Hierarchy of Generally Accepted Accounting Principles

In May 2008, the FASB issued Statement of Financial Accounting Standards No. 162, The Hierarchy of Generally Accepted Accounting Principles (“FAS 162”).  This Standard identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles.  FAS 162 directs the hierarchy to the entity, rather than the independent auditors, as the entity is responsible selecting accounting principles for financial statements that are presented in conformity with generally

SENSIVIDA MEDICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

NOTE 2         SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

accepted accounting principles.  Effective November 15, 2008, the Company adopted SFAS No. 162, which did not have any impact on the Company’s financial statements.

FSP 142-3 - Determination of the Useful Life of Intangible Assets

In April 2008, the FASB issued FASB Staff Position (FSP) FAS 142-3, Determination of the Useful Life of Intangible Assets, which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, Goodwill and Other Intangible Assets.  This Staff Position is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years.  Early adoption is prohibited.  FSP No. 142-3 is not currently applicable to the Company.

FSP EITF 03-6-1 - Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities

In June 2008, the FASB issued FSP EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities.  This FSP provides that unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings per share pursuant to the two-class method.  The Company does not currently have any share-based awards that would qualify as participating securities.  Therefore, application of this FSP is not expected to have an effect on the Company’s financial reporting.

APB 14-1 - Accounting for Convertible Debt That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) (“FSP 14-1”)

In May 2008, the FASB issued FASB Staff Position (FSP) APB 14-1, Accounting for Convertible Debt That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement) (“FSP 14-1”).  FSP 14-1 will be effective for financial statements issued for fiscal years beginning after December 15, 2008.  The FSP includes guidance that convertible debt instruments that may be settled in cash upon conversion should be separated between the liability and equity components, with each component being accounted for in a manner that will reflect the entity’s nonconvertible debt borrowing rate when interest costs are recognized in subsequent periods.  The Company has not yet determined the impact of the adoption of FSP 14-1 on its financial statements and footnote disclosures.

EITF 07-5 - Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity’s Own Stock

In June 2008, the FASB issued EITF Issue No. 07-5, Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity’s Own Stock (“EITF Issue No. 07-5”) which is effective for financial statements for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years.  The Issue addresses the determination of whether an instrument (or an embedded feature) is indexed to an entity’s own stock, which is the first part of the scope exception in Paragraph 11(a) of SFAS No. 133 for the purpose of determining whether the instrument is classified as an equity instrument or accounted for as a derivative instrument which would be recognized either as an asset or liability and measured at fair value.  The guidance shall be applied to outstanding instruments as of the beginning of the fiscal year in which this Issue in initially applied.  Any debt discount that was recognized when the conversion option was initially bifurcated from the convertible debt instrument shall continue to be amortized.  The cumulative effect of the change in accounting principles shall be recognized as an adjustment to the opening balance of retained earnings.  The Company does not currently have any equity or derivative instruments.  Therefore, this EITF is not currently applicable to the Company.

SENSIVIDA MEDICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

NOTE 3         LOAN PAYABLE OFFICER

On a periodic basis, the Stockholders make or receive loans to or from the Company.  The current loans are non-interest bearing and have no specific repayment terms.

NOTE 4         CONVERTIBLE NOTE PAYABLE

On September 1, 2005, the Company issued a $50,000 convertible subordinated note to the order of Excell Partners, Inc. (Holder).  Principal and accrued interest was due and payable in one installment on September 1, 2008, the maturity date.  Interest was accruable at 2% per annum on the unpaid principal amount of the Note.  Upon any default of this Note, the Holder has the right to convert the Note to Common Stock of the Company.  The number of shares of Common Stock would be determined by dividing the outstanding principal and accrued interest to the date of conversion by the Conversion price or fair market value paid in a most recent Qualified Transaction by the Company.  The note is presently in default. The amount drawn on the note at December 31, 2008 and 2007 was $49,829 and $45,434, respectively.  Interest accrued on the note was $2,459 and $1,506, as of December 31, 2008 and 2007, respectively.

NOTE 5         CAPITAL STOCK

The Company’s capital structure consists of the following classes of stock:

Type	Par Value	Shares Authorized	Shares Issued
Class A Common	$0.001	200,000	88,000
Class B Common	0.001	100,000	-0-
Preferred	0.001	500,000	-0-

The rights of the holders of Class A and Class B common stock are identical, except with respect to voting.  Each share of Class A common stock is entitled to one vote per share.  Class B common stock is not entitled to vote.

At inception, the founders were granted 75,000 shares of Common Stock - Class A to be issued at par value.  During 2007, the Company granted 13,000 shares of Common Stock - Class A to an outside contractor who provided certain administrative services.  Since the value of the shares and services was not readily determinable, the shares were issued at par value.  On November 3, 2008, common stock to be issued was settled by physically delivering the shares.

NOTE 6         INCOME TAXES

There is no income tax benefit for operating losses for the years ended December 30, 2008 and 2007 due to the following:

Current tax benefit - the operating losses cannot be carried back to earlier years.

Deferred tax benefit - the deferred tax assets were offset by a valuation allowance required by FASB Statement No. 109, Accounting for Income Taxes”.  The valuation allowance is necessary because, according to criteria established by FASB Statement No. 109, it is more likely that not that the deferred tax asset will not be realized through future taxable income.

SENSIVIDA MEDICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

NOTE 6         INCOME TAXES (Continued)

The components of the net deferred income tax asset and liability as of December 31, 2008 and 2007 are as follows:

	2008	2007
Deferred income tax asset:
Net operating loss carryforward	$12,453	$10,031
Valuation allowance	(12,453)	(10,031)
Totals	$-	$-

As of December 31, 2008 and 2007, the Company has valuation allowances of $12,453 and $10,031, which related to federal and state net operating loss carryforwards.  The change in the total valuation allowance for the years ended December 31, 2008 and 2007 was an increase of $2,422 and $1,756, respectively. There are no temporary differences for the years ended December 31, 2008 and 2007.  The Company evaluates a variety of factors in determining the amount of the valuation allowance, including the Company’s earnings history, the number of years the Company’s operating losses can be carried forward, the existence of taxable temporary differences, and near-term earnings expectations.  Future reversal of the valuation allowance will be recognized either when the benefit is realized or when it has been determined that it is more likely than not that the benefit will be realized through future earnings. As of December 31, 2008, the Company has net operating loss carryforwards of $57,709 and $56,835, respectively for federal and state purposes, which may be used to reduce future income subject to income taxes.

The net operating losses are scheduled to expire in the following years:

	Federal	State
2025	$21,538	$21,538
2026	17,799	17,799
2027	8,506	8,017
2028	9,866	9,481
Total	$57,709	$56,835

NOTE 7         SUBSEQUENT EVENT

On March 3, 2009, the Company merged its operations into Mediscience Technology Corp.  Mediscience acquired 100% of the outstanding stock of the company in a transaction valued at approximately $2.8 Million.  Under the terms of the merger agreement, 33,333,333 shares of the Mediscience common stock were issued and divided proportionately among the SensiVida stockholders in accordance with their respective ownership interests in the Company.